Current and Non-Current Liabilities (Details) - TINGO, INC. [Member]	3 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2022	Sep. 30, 2021	Dec. 31, 2021
Current and Non-Current Liabilities (Details) [Line Items]
Gross income due over the term		3 years	3 years
Revenue recognition policy, description		Monthly releases to revenue will be conducted in line with the Company’s revenue recognition policy and will reduce to $0 by April 2024 and August 2024 accordingly. There was no deferred income as at December 31, 2020, as the last leasing contracts expired at the end of their full 3-year term in May 2020.	Monthly releases to revenue will be conducted in line with the Company’s revenue recognition policy and are expected to reduce to $0 by April 2024 and August 2024 accordingly. There was no deferred income as at December 31, 2020, as the last leasing contracts expired at the end of their full 3-year term in May 2020.
VAT liability at rate, percentage		7.50%	7.50%
VAT liability rate	7.50%